Conseco, Inc.

Investment Portfolio Review

as of March 31, 2009

Summary

Asset Allocation

Risk Management

Summary

Our goal is stable and predictable investment performance

We invest predominantly in liquid fixed income securities

Our portfolio is actively managed

Our portfolio reflects credit migration and mark-to-market trends consistent with the  credit cycle and market conditions

Our risk controls include intensive fundamental research, credit policy, diversification, asset liability management, hedging, and compliance

We have experienced investment professionals (including 13 CFA
Charterholders, 2 CPAs, 11 MBAs, and 2 JDs)

Our current priority is the preservation of capital in the context of satisfactory investment income

Asset Allocation

*Excludes the assets of a variable interest entity we are required to consolidate for GAAP purposes. The carrying value of our investment in the subordinated debt of the entity was $78 million at March 31, 2009. The entity holds assets primarily consisting of below-investment grade loans with a book value of $386 million.

As of 3/31/2009

(Allocations based on book values)

Our diversified investment portfolio is built around
traditional liquid fixed income products*

Asset Allocation

As of 3/31/2009

$Millions

Our mark-to-market is consistent with widened credit spreads and increased volatility

*Excludes variable interest entity

Our diversified IG Corporate allocation (57.0% of portfolio)
emphasizes traditionally non-cyclical sectors

Asset Allocation - Investment Grade Corporates

As of 3/31/2009

(Allocations based on book values)

Asset Allocation - Investment Grade Corporates

As of 3/31/2009

$Millions

In certain IG Corporate sectors, our mark-to-market reflects significant market illiquidity and event risk (e.g. financials)

*This table excludes non investment grade securities

As of 3/31/2009

$Millions

Our exposure to financials (14% of invested assets) is diversified*

* This table includes financial below-investment grade securities

Asset Allocation - Investment Grade Corporates

Our BIG Corporate allocation (5.0% of portfolio) is diversified and weighted away from cyclicals

Asset Allocation – Below-Investment Grade Corporates

As of 3/31/2009

(Allocations based on book values)

As of 3/31/2009

$Millions

Our BIG Corporates are heavily oriented toward
BB credits: we have limited below B credits

Asset Allocation – Below-Investment Grade Corporates

Asset Allocation – Below-Investment Grade Corporates

We are investing very little new money in below-investment grade;
experiencing ratings migration trends consistent with the credit cycle

From 1/1/2009 to 3/31/2009

$Millions

BIG Ratio

Downgrades in 1Q 2009

As of 3/31/2009

$Millions

Our CMBS portfolio (4.1% of invested assets) is primarily
comprised of AAA and AA rated securities (70%)

Asset Allocation - CMBS

Our CMBS exposure is heavily weighted toward older vintages with stronger qualitative characteristics and seasoning. We have limited exposure to the 2006 and 2007 vintages.

Asset Allocation - CMBS

As of 3/31/2009

(Allocations based on book values)

Our CMBS investments are backed by a diverse pool of underlying collateral –

more than 7,905 commercial mortgage loans with a face value exceeding $90 billion

Asset Allocation - CMBS

As of 3/31/2009

(Allocations based on book values)

South
Atlantic

17.9%

New
England
4.5%

East South
Central

2.0%

West South
Central

7.6%

Pacific

18.0%

Middle
Atlantic

20.5%

Mountain

7.1%

West North
Central

2.7%

East North
Central

8.2%

The collateral underlying our CMBS investments is geographically diverse

Multiple
Regions

11.5%

Asset Allocation - CMBS

As of 3/31/2009

(Allocations based on book values)

Delinquencies in the collateral underlying our CMBS are increasing but are lower than comparable statistics for the entire CMBS market

1.

Source: Intex. Data as of March 31, 2009.

Asset Allocation - CMBS

The following summarizes the credit characteristics of our CMBS portfolio

As of 3/31/2009

$Millions

Asset Allocation - CMBS

Asset Allocation - CMBS

Collateral

DSCR

LTV

Occupancy

Cap rate

Rent rolls

Geographic distribution

Industry distribution

Collateral rating/credit grade
distribution

IO loans

NOI trends

TI/LC reserves

Sponsor

Structure

Surveillance

Property/company and
management overview

Origination practices

Underwriting standards

Monitoring and collection
process

Quality control

Special Servicer
rating/strength

Trust structure

Cash flow allocation

Mechanics of credit
enhancement/protection

Stress tests

Rating

Term/Yield/Duration vs.
portfolio

Prepayment projections

Intex Platform

Monitor rating versus
performance

Identify underperforming
assets/transactions which could
lead to rating change

Projections on defaults
delinquencies, and recoveries

Projected cash flows and credit
support levels

Stress tests

Real Point

We actively track CMBS using a robust underwriting and surveillance process

Our CMO investments (10.6% of the portfolio) are 80% AAA rated and approximately 40% GSE guaranteed

As of 3/31/2009

$Millions

Asset Allocation - CMO

Our private label CMO investments (6.6% of the portfolio)
are 66% AAA rated and diversified by vintage

Asset Allocation - CMO

As of 3/31/2009

(Allocations based on book values)

As of 3/31/2009

$Millions

MBS collateralized by prime jumbo loans
comprise 74% of our private label CMO’s

Asset Allocation - CMO

As of 3/31/2009

$Millions

MBS collateralized by Alt-A mortgage loans
comprise 26% of our private label CMO’s

Asset Allocation - CMO

As of 3/31/2009

$Millions

The following summaries the qualitative and credit support characteristics of our Alt-A securities compared to the general Alt-A market

Asset Allocation - CMO

1.

Source: True Standings. Data as of March 31, 2009

Asset Allocation - CMO

Collateral

Loan-Level analysis

Debt-to-Income

Loan-to-Value

Occupancy type

Geographic distribution

Property value trends

Credit score

IO loans

Documentation

Historical performance

Loan Performance Platform

Sponsor

Structure

Surveillance

Origination practices

Underwriting practices

Servicer quality

Monitoring and collection
process

Quality control

Trust structure

Cash flow allocation

Mechanics of credit
enhancement/protection

Stepdowns

Rating

Intex Platform

Stochastics on defaults,
delinquencies, recoveries,
prepayments, and cash flows

Trends in credit support relative to
delinquencies and losses

Projected cash coverages

Principal payment windows

Projected collateral writedowns

Term/Yield/Duration vs. portfolio

Yield Book Platform

We have a robust analytical process for all residential mortgage securities

Our ABS allocation represents 1.6% of our portfolio

Asset Allocation - Asset Backed Securities

As of 3/31/2009

(Allocations based on book values)

As of 3/31/2009

$Millions

Subprime and home equity valuations reflect the challenging market environment

Asset Allocation - Asset Backed Securities

As of 3/31/2009

Subprime represents only 0.4% of our portfolio and
originates mostly in highly seasoned pre-2006 vintages

Asset Allocation - Asset Backed Securities

As of 3/31/2009

Asset Allocation - Asset Backed Securities

The following summarizes the credit support and other characteristics of our Subprime Asset backed securities

Asset Allocation - Commercial Mortgages

Commercial mortgage loans represent 9.9% of our portfolio

As of 3/31/2009

(Allocations based on book values)

South
Atlantic

21.4%

New
England
8.5%

East South
Central

5.2%

West South
Central

5.9%

Pacific

8.5%

Middle
Atlantic

6.8%

Mountain

10.0%

West North
Central

12.3%

East North
Central

21.4%

Our portfolio of commercial mortgage loans is geographically diversified

Asset Allocation - Commercial Mortgages

As of 3/31/2009

(Allocations based on book values)

Loan Balance

Number of Loans

Our commercial mortgage portfolio tends toward a large number of medium sized loans with few large exposures

Asset Allocation - Commercial Mortgages

As of 3/31/2009

(Allocations based on book values)

Characteristics of our commercial mortgage loans

Asset Allocation - Commercial Mortgages

As of 3/31/2009

(Dollar amounts are book values)

We take a proactive approach to controlling key investment risks

Risk Management

Measuring quantifiable risks using proven methodologies/market-consistent values

Documented guidelines for risk policies and risk capacity

Monitoring and enforcing adherence to our risk policies

Extensive use of third parties to value invested assets - independent data integrity function

Ongoing fundamental credit surveillance at individual credit level

Senior oversight of illiquid capital commitments

Dedicated hedging and asset liability management functions with clear performance goals

Subprime allocation reflects
severe market discount and
high delinquencies in 2006
and 2007 vintages

HEL allocation reflects market
stresses

Risk Management

Overall mark-to-market and
credit migration consistent
with credit cycle

Pressure on financials

Highly rated, highly liquid

Pressure on ALT-A’s and
prime jumbos

Low, but rising delinquency
trends

Seasoned portfolio

Pricing pressure on BBB
exposure bears careful
surveillance

Increases in delinquencies
could result from slowing
economy

Active surveillance and
portfolio management

We are managing through the credit cycle by emphasizing
long-term assessments of value and quality

As of 3/31/2009

(Allocations based on book values)

We continue to manage our asset portfolio to
align with our insurance liabilities

As of 12/31/2009

(In years)

Risk Management

The following summarizes the duration of our assets and liabilities by legal entity

As of 3/31/09

Risk Management

Conseco, Inc.

Investment Portfolio